UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2004

CRAY INC.

(Exact name of registrant as specified in its charter)

Washington	0-26820	93-0962605
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

411 First Avenue South, Suite 600
Seattle, WA 98104-2860
(Address of principal executive offices)

Registrant’s telephone number, including area code:	(206) 701-2000
Registrant’s facsimile number, including area code:	(206) 701-2500

None
(Former name or former address, if changed since last report)

Item 5. Other Events.

     On April 29, 2004, we issued a press release with respect to first-quarter 2004 financial results.

     A copy of our April 29, 2004 press release is attached.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

99	Press Release dated April 29, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CRAY INC.

	By	/s/ Kenneth W. Johnson

Kenneth W. Johnson
Vice President-Legal Affairs

April 30, 2004

EXHIBIT INDEX

Exhibit
Number	Description of Documents
99	Press Release dated April 29, 2004

3